UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023

US Foods Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9399 W. Higgins Road, Suite 100, Rosemont, IL 60018

(Address of principal executive offices) (Zip Code)

(847) 720-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introduction

On May 18, 2023, US Foods Holding Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s common stockholders and the holders of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) voted together as a single class on all matters except that the holders of the Series A Preferred Stock voted as a separate class on the election of Nathaniel H. Taylor, the director nominee designated by the holders of the Series A Preferred Stock, as described in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

As previously disclosed in the Proxy Statement, Court D. Carruthers did not stand for re-election to the Board of Directors of the Company at the Annual Meeting. As such, Mr. Carruthers completed his term as a director of the Company effective May 18, 2023.

Mr. Carruthers served as a director of the Company from July 2016 until May 18, 2023, and was a member of the Company’s Compensation and Human Capital Committee, Audit Committee and Executive Committee at various points throughout his tenure. No disagreement with the Company, its management, the Board of Directors or any committee thereof, or any matter relating to the Company’s operations, policies or practices, caused, in whole or in part, the decision that Mr. Carruthers would not stand for re-election to the Board of Directors of the Company at the Annual Meeting.

As of the Annual Meeting, the Company’s Board of Directors consists of thirteen members.

Departure of Named Executive Officer

On May 18, 2023, Andrew E. Iacobucci notified the Company of his resignation as the Company’s Senior Executive Vice President, Field Operations and Chief Commercial Officer to pursue other business opportunities. Mr. Iacobucci’s resignation is not for “Good Reason” within the meaning of Mr. Iacobucci’s Amended and Restated Executive Severance Agreement, between Mr. Iacobucci and the Company, dated as of February 7, 2021 (as amended by that certain Letter Agreement, dated May 9, 2022), and the Company’s other compensation and benefits arrangements. Mr. Iacobucci’s resignation as an officer of the Company, effective May 18, 2023, is not the result of any disagreement with the Company, its management, the Board of Directors or any committee thereof, or any matter relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to the Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Restated Certificate of Incorporation, to (i) add a federal forum selection provision for legal actions arising under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) update the exculpation provisions in light of recent changes to Delaware law regarding officer exculpation (the “Restated Certificate”). On May 19, 2023, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware.

A description of the Restated Certificate is set forth in the Proxy Statement in the sections entitled “Proposal Four – Amend Our Restated Certificate of Incorporation to Add a Federal Forum Selection Provision” and “Proposal Five – Amend Our Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation and to Remove Obsolete Provisions,” which descriptions are incorporated herein by reference. Each description is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted upon by the Company’s stockholders at the Annual Meeting and the voting results are set forth below. For those matters voted upon by the holders of the Series A Preferred Stock, the voting results reflect the 17,257,850 shares of the Company’s common stock into which the shares of Series A Preferred Stock outstanding as of the record date for the Annual Meeting were convertible.

Proposal 1: Election of Directors

At the Annual Meeting, the Company’s common stockholders and the holders of the Series A Preferred Stock, voting together as a single class (collectively, the “Stockholders”), elected twelve director nominees to the Company’s Board of Directors, to hold office for one-year terms expiring at the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results.

Nominee	For	Against	Abstain	Broker Non-Votes
Cheryl A. Bachelder	229,885,794	1,881,843	102,564	7,840,988
James J. Barber, Jr.	230,178,014	1,580,506	111,681	7,840,988
Robert M. Dutkowsky	228,265,497	3,444,891	159,813	7,840,988
Scott D. Ferguson	226,535,492	5,223,162	111,547	7,840,988
David E. Flitman	231,175,328	589,497	105,376	7,840,988
Marla Gottschalk	228,271,834	3,492,342	106,025	7,840,988
Sunil Gupta	225,688,199	6,054,406	127,596	7,840,988
Carl Andrew Pforzheimer	231,104,525	658,809	106,867	7,840,988
Quentin Roach	230,128,650	1,634,283	107,268	7,840,988
David M. Tehle	230,136,864	1,627,163	106,174	7,840,988
David A. Toy	230,931,715	830,002	108,484	7,840,988
Ann E. Ziegler	213,967,278	15,486,883	2,416,040	7,840,988

The holders of the Series A Preferred Stock, voting as a separate class, elected one director nominee to hold office for a one-year term expiring at the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified. The following is a breakdown of the voting results.

Nominee	For	Against	Abstain	Broker Non-Votes
Nathaniel H. Taylor	17,257,850	--	--	--

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
197,744,845	33,943,991	181,365	7,840,988

Proposal 3: Advisory Vote on the Frequency of Future Votes on Executive Compensation

At the Annual Meeting, the Stockholders approved, on a non-binding advisory basis, an annual vote frequency for future advisory votes on the compensation of the Company’s named executive officers. The following is a breakdown of the voting results.

1 Year	2 Years	3 Years	Abstain
228,922,868	30,096	2,787,388	129,849

In light of the voting results on Proposal 3, the Company has decided to include the advisory vote on the compensation of the Company’s named executive officers in its proxy materials on an annual basis until the next required advisory vote on the frequency of the advisory Stockholder vote on compensation paid to the Company’s named executive officers.

Proposal 4: Approval of Amendments to the Company’s Certificate of Incorporation – Federal Forum Selection

At the Annual Meeting, the Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to add a federal forum selection provision for legal actions arising under the Securities Act, as detailed in the Proxy Statement. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
204,685,713	26,909,396	275,092	7,840,988

Proposal 5: Approval of Amendments to the Company’s Certificate of Incorporation – Exculpation

At the Annual Meeting, the Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to update the exculpation provisions, in light of recent changes to Delaware law regarding officer exculpation, as detailed in the Proxy Statement. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
191,404,041	40,105,974	360,186	7,840,988

Proposal 6: Ratification of the Appointment of the Independent Registered Public Accounting Firm

At the Annual Meeting, the Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
238,210,508	993,127	507,554	--

Proposal 7: Stockholder Proposal

At the Annual Meeting, the Stockholders rejected a Stockholder proposal regarding limitations on accelerated vesting of performance-based stock awards granted to the senior executive officers of the Company upon a change of control, as detailed in the Proxy Statement. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
39,167,617	192,282,158	420,426	7,840,988

Item 7.01. Regulation FD Disclosure.

On May 22, 2023, the Company issued a press release announcing Mr. Iacobucci’s departure. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of US Foods Holding Corp.
99.1	Press Release of US Foods Holding Corp., issued on May 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.
Dated: May 22, 2023
	By:	/s/ Stephanie D. Miller
	Name:	Stephanie D. Miller
	Title:	Corporate Secretary